Exhibit 23.1




              CONSENT OF BEARD MILLER COMPANY LLP

     We hereby consent to the incorporation by reference in the Registration Statement (Form S-8) of our report, dated
January 30, 2002, relating to the consolidated financial statements of Franklin Financial Services Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2001.


                              /s/ BEARD MILLER COMPANY LLP




Harrisburg, Pennsylvania
June 11, 2002